FOURTH AMENDMENT OF LEASE



     THIS FOURTH AMENDMENT OF LEASE is written and made in duplicate on the 31st day of March, 1997, by and between SCHNITZER INVESTMENT CORP. (the "Landlord") and SCHNITZER STEEL INDUSTRIES, INC., Successor in Interest to Schnitzer Steel Products Co. (the "Tenant"). Each may be referred to from time to time as a "Party" and collectively as the "Parties".


                                    RECITALS

     WHEREAS, under a certain indenture of Lease (the "Lease") dated March 24, 1980, as extended by the Extension of Lease dated April 19, 1985, an Amendment to Lease dated June 4, 1987, a Second Extension of Lease dated April 15, 1988, a Third Extension of Lease dated September 1, 1988, a Second Amendment of Lease dated April 1, 1991, a Fourth Extension of Lease dated August 27, 1993, and a Third Amendment of Lease dated May 29, 1996, which are, with the Lease, incorporated by this reference, the Landlord leased certain real property to the Tenant in Portland, Multnomah County, Oregon, as described in the Lease to the Tenant, and;


     WHEREAS, the Parties now wish to amend the Lease to provide for decreased square footage effective January 1, 1997, and it is the purpose of this Fourth Amendment of Lease to set forth all of the terms and conditions of the Parties' agreement.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Fourth Amendment of Lease, the Parties covenant and agree as follows:


1. Premises: Effective January 1, 1997, Paragraph 1. Premises of the Lease is hereby amended to provide for 5,043 square feet of office space.

2. Rent: Effective January 1, 1997, Paragraph 3. Rent of the Lease is hereby amended to provide for equal monthly installments of $5,253.00 each.

3. Proportionate Share: Effective January 1, 1997, Tenant's proportionate share of operating expense increases as set forth under Paragraph 6 of the Lease shall decrease to 30%.

4. Other Terms: Except as they may be modified by this Fourth Amendment of Lease, all the other terms and conditions of the Lease shall remain in full force and effect.


     IN WITNESS WHEREOF, the Landlord and Tenant have signed this Fourth Amendment of Lease as of the date first hereinabove written.



Landlord                               Tenant:


SCHNITZER INVESTMENT CORP.             SCHNITZER STEEL INDUSTRIES, INC.
                                       Successor in Interest to Schnitzer
                                       Steel Products Co.



By: /s/  Linda Wakefield               By: /s/ J.W. Cruckshank
    ------------------------------         ------------------------------
Title: Vice President                  Title: Corporate Controller
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